UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

ALTEGRIS WINTON FUTURES FUND, L.P.
(Exact name of registrant as specified in its charter)

COLORADO	000-53348	84-1496732
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALTEGRIS ADVISORS, L.L.C.
1200 Prospect Street Suite 400
La Jolla, California 92037
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 459-7040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On January 1, 2015, the Partnership sold limited partnership interests (“Interests”) to new and/or existing limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”).  The aggregate consideration for Interests sold on January 1, 2015 was $1,225,331 in cash.*  The Interests were issued by the Partnership in reliance upon an exemption from registration under the Securities Act set forth in Section 4(a)(2) of the Securities Act, as transactions not constituting a public offering of securities because the Interests were issued privately without general solicitation or advertising.  In connection with the sales of the Interests described above, upfront selling commissions of $2,000 were paid.

Item 5.01  Change in Control of Registrant

On December 31, 2014, pursuant to an internal reorganization of Altegris Portfolio Management, Inc., then the general partner of Registrant, and certain affiliated entities, Altegris Portfolio Management, Inc. (“APM”) merged with and into its affiliate, Altegris Advisors, L.L.C., a Delaware limited liability company (the “Transaction”).  Prior to the Transaction, the managing member of Altegris Advisors, L.L.C. was Altegris Holdings, Inc., a Delaware corporation which was also the sole shareholder of Altegris Portfolio Management, Inc.  Concomitant with the Transaction, Altegris Holdings, Inc. was merged into its 100% parent corporation, which was converted to a Delaware limited liability company as Altegris Holdings II, L.L.C.  By operation of law and pursuant to Paragraph 12 of Registrant’s Second Amended Agreement of Limited Partnership, effective as of April 14, 2011, as amended, Altegris Advisors, L.L.C. then became, and was admitted as, the general partner of Registrant.  The officers of Altegris Advisors, L.L.C. are the same persons with the same titles as the officers of APM prior to the Transaction, and the managers of Altegris Advisors, L.L.C. were also the directors of APM prior to the Transaction.  There was no change in the Registrant's general partner interest in connection with the Transaction, other than that it is now held by Altegris Advisors, L.L.C., nor were there any transactions in Registrant’s securities in connection with the Transaction.  As managing member of Altegris Advisors, L.L.C., Altegris Holdings, Inc. has the power to appoint officers of Altegris Advisors, L.L.C.  The Registrant is not aware of any arrangement requiring disclosure under Item 403(c) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2015

ALTEGRIS WINTON FUTURES FUND, L.P.

By: ALTEGRIS ADVISORS, L.L.C., its general partner

By:	/s/ David Mathews
	Name:	David Mathews
	Title:	Senior Vice President, General Counsel & Secretary

_____________________________
* The amounts provided for aggregate consideration and selling commissions are estimates.  Any material deviation from these amounts will be disclosed by amendment.